EXHIBIT 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Avitar, Inc.
Canton, Massachusetts



We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated December 23, 1998, relating to the consolidated financial statements of Avitar, Inc. appearing in the Company's Annual Report on Form 10-KSB for the year ended September 30, 1998.




                                                          /s/  BDO Seidman, LLP



Boston, Massachusetts
August 25, 1999





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